Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2022
As Revised October 19, 2022
Prospectus

Rice Hall James & Associates, LLC (RHJ) no longer serves as a sub-adviser for the fund, all references to RHJ have been removed.
The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P. (AllianceBernstein), ArrowMark Partners (ArrowMark), Boston Partners Global Investors, Inc. (Boston Partners), FIAM LLC (FIAM), FIL Investment Advisors (FIA), Geode Capital Management, LLC (Geode), GW&K Investment Management, LLC (GW&K), J.P. Morgan Investment Management Inc. (JPMorgan), LSV Asset Management (LSV), Portolan Capital Management, LLC (Portolan), River Road Asset Management, LLC (River Road), and William Blair Investment Management, LLC (William Blair) have been retained to serve as sub-advisers for the fund. FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
The following information supplements information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
William Blair, at 150 North Riverside Plaza, Chicago, IL 60606, has been retained to serve as a sub-adviser for the fund. As of December 31, 2022, William Blair had approximately $55.9 billion in assets under management.
The following information supplements information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
The basis for the Board of Trustees approving the sub-advisory agreement for William Blair for the fund will be included in the fund's semi-annual report for the fiscal period ending August 31, 2023, when available.
SMC-PSTK-0323-139 1.919462.139	March 24, 2023